ITEM 77Q(1)(a) - COPIES OF ALL MATERIAL AMENDMENTS TO THE
REGISTRANT'S CHARTER OR BY-LAWS


AMENDMENT #26
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares


Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2015, to become effective on the 26th day of June, 2015.

	WITNESS the due execution hereof this 14th day of May, 2015.



/s/ John F. Donahue               /s/ Charles F. Mansfield, Jr.
John F. Donahue                  Charles F. Mansfield, Jr.




/s/ John T. Collins              /s/ Thomas M. O'Neill
John T. Collins                 Thomas M. O'Neill




/s/ J. Christopher Donahue       /s/ P. Jerome Richey
J. Christopher Donahue           P. Jerome Richey




/s/ Maureen Lally-Green         /s/ John S. Walsh
Maureen Lally-Green              John S. Walsh




/s/ Peter E. Madden
Peter E. Madden







AMENDMENT #27
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the above stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the
 14th day of August, 2015, to become effective on 20th day of October, 2015.

	WITNESS the due execution hereof this 14th day of August, 2015.


/s/ John F. Donahue      /s/ Peter E. Madden
John F. Donahue          Peter E. Madden


/s/ John T. Collins         /s/ Charles F. Mansfield, Jr.
John T. Collins             Charles F. Mansfield, Jr.


/s/ J. Christopher Donahue   /s/ Thomas M. O'Neill
J. Christopher Donahue       Thomas M. O'Neill


/s/ G. Thomas Hough          /s/ P. Jerome Richey
G. Thomas Hough             P. Jerome Richey


/s/ Maureen Lally-Green         /s/ John S. Walsh
Maureen Lally-Green             John S. Walsh




AMENDMENT #28
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of Trust is amended as follows:

      Strike the first paragraph of Section 5 - Establishment and Designation of Series or Class of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Institutional Shares
Federated Enhanced Treasury Income Fund
Federated Floating Rate Strategic Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate Corporate Bond Fund
Service Shares
Institutional Shares
Federated Muni and Stock Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Service Shares
Institutional Shares

	The undersigned hereby certify that the above stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of August, 2015, to become effective on September 9, 2015.

	WITNESS the due execution hereof this 9th day of September, 2015.


/s/ John F. Donahue    /s/ Peter E. Madden
John F. Donahue        Peter E. Madden


/s/ John T. Collins        /s/ Charles F. Mansfield, Jr.
John T. Collins          Charles F. Mansfield, Jr.


/s/ J. Christopher Donahue    /s/ Thomas M. O'Neill
J. Christopher Donahue        Thomas M. O'Neill


/s/ G. Thomas Hough     /s/ P. Jerome Richey
G. Thomas Hough         P. Jerome Richey


/s/ Maureen Lally-Green    /s/ John S. Walsh
Maureen Lally-Green        John S. Walsh